Exhibit 10.3


                         CONSENT OF INDEPENDENT AUDITORS



      We consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-12014 and File No. 333-123321) pertaining to the 1996 Stock Option Plan and the 2003 Israeli Share Option Plan, respectively, of MER Telemanagement Solutions Ltd. (the "Company") of our report dated January 14, 2004 with respect to the financial statements of Jusan, S.A. as of December 31, 2002 and 2003 and for the two years ended December 31, 2003 included in the Company's Annual Report on Form 20-F/A for the year ended December 31, 2004.



                                            /s/ Kost Forer Gabbay and Kasierer
                                            ------------------------------------
Tel-Aviv, Israel                            KOST FORER GABBAY & KASIERER
October 3, 2005                             A Member of Ernst & Young Global